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                                                                     Exhibit 4.3



The following stockholders of the Registrant executed Registration Rights Agreements, each dated April 20, 1995, substantially in the form filed as
Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 33-89928):

                                        Number of Registrable
Stockholder                                   Securities
-----------                             ---------------------

ABS Ventures II Limited                 170,577 (includes 14,015
  Partnership                                   shares issuable upon
                                                exercise of warrants)

AVA Partners                            87 (includes 87 shares
                                           issuable upon exercise of
                                           warrants)

Paul S. Bachow                          135,677

Paul S. Bachow Co. Investment
  Fund, L.P.                            296,795

Bever Beleggingen N.V.                  3,217

Bostech Associates                      8

Bridge Street Fund, 1993, L.P.          61,974

Brown Technology Associates             4,911 (includes 17 shares
  Limited Partners                            issuable upon exercise
                                              of warrants)

Canaan Venture Limited Partnership      265,773 (includes 19,471
                                                shares issuable upon
                                                exercise of warrants)

Canaan Venture Offshore Limited         634,970 (includes 46,533
 Partners                                       shares issuable upon
                                                exercise of warrants)

Century IV Partners                     60,851 (includes 21,293 shares
                                               issuable upon exercise
                                               of warrants)

Cinder Partners                         58,492

Commonwealth Venture Partners           171,146 (includes 14,421

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                                      -2-


                                                shares issuable upon
                                                exercise of warrants)

Commonwealth Venture                    58,754
  Partners II, L.P.

Comsat Communications
  Satellite Company                     43,478

E.G.C. Limited Partnership              2,486

George Gilbert                          764

George Gilbert Partners                 59

Greenwood Fund                          14

Greenwood Investors III                 14

Michael Hankal PHD, CPA, MBA            7

Charles Huang                           764

Charles Huang Partners                  152

J.P. Morgan Capital Corporation         851,620 (includes 69,565
                                                shares issuable upon
                                                exercise of warrants)

Walter C. Johnson                       4

Metropolitan Life Insurance Co.         6,099 (includes 6,099 shares
                                              issuable upon exercise
                                              of warrants)

MD Co.                                  373,927 (includes 24,214
                                                shares issuable upon
                                                exercise of warrants)

Pennsylvania Venture Partners           969 (includes 338 shares
                                            issuable upon exercise of
                                            warrants)

Philadelphia Ventures II                204,713

Philadelphia Ventures Japan II          24,863


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                                      -3-


Philips Venture Capital Fund B.V.       494,890 (includes 1,200
                                                shares issuable upon
                                                exercise of warrants)

Ronald Rosenzweig                       764

Ronald Rosenzweig Partners              107

Steuben Partners International          3,701 (includes 421 shares
  Venture Fund                                issuable upon exercise
                                              of warrants)

Steuben Partners, L.P.                  39,351 (includes 4,481 shares
                                               issuable upon exercise
                                               of warrants)

Stone Street Fund 1993, L.P.            55,535

The Goldman Sachs Group, L.P.           352,526

Thomson-CSF Ventures                    551,051 (includes 2,709
                                                shares issuable upon
                                                exercise of warrants)